UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April, 21, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)




         Delaware            1-9566                   95-4087449

(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California, 90401-1490
(Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000



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ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.0     Monthly Financial Data as of March  31, 2004 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of March 31, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated:  April 21, 2004                      By:
                                               ----------------------
                                                Douglas J. Goddard
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS




Item


99.0     Monthly Financial Information as of March 31, 2004




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



                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)


                                         As of, for         As of, for         As of, for       As of, for the       As of, for the
                                         the month          the month          the month        3 months ended       3 months ended
                                         ended Mar.31,      ended Feb. 29,     ended Mar. 31,        Mar. 31,             Mar. 31,
                                            2004               2004               2003                2004                 2003



Cash and investment securities       $        255,021  $         233,998  $         168,221  $          255,021   $         168,221
Total assets                         $      5,173,058  $       5,043,648  $       4,416,211  $        5,173,058   $       4,416,211

LOANS:
Total mortgage-backed securities     $        124,217  $         127,979  $         185,315  $          124,217   $         185,315
Total loans, net                     $      4,640,055  $       4,530,330  $       3,929,897  $        4,640,055   $       3,929,897

Loans originated/purchased:
  Single family loans                $        154,418  $         157,274  $         145,533  $          438,524   $         388,779
  Multi-family loans                           65,877             31,376             64,791             125,567             121,815
  Commercial real estate loans                  3,745              1,421              2,420               7,766              10,110
  Other                                         9,657                405              5,694              21,681              18,225
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        233,697  $         190,476  $         218,438  $          593,538   $         538,929
                                        ==============    ===============    ===============    ================     ===============

Percentage of ARMs originated:                    97%                97%                69%                 97%                  66%

Loan repayments:
  Single family loans                $         80,318  $          61,439  $          78,016  $          198,632   $         235,509
  Multi-family and commercial real
     estate loans                              36,143             31,897             75,353             114,947             140,424
  Other                                         8,292              7,331              3,671              17,418              14,515
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $        124,753  $         100,667  $         157,040  $          330,997   $         390,448
                                        ==============    ===============    ===============    ================     ===============


Loans sold                           $            632  $             495  $          11,137  $            1,618   $          40,460

Average rate on loans
   originated/purchased                         4.39%              4.62%              5.01%               4.53%               5.11%
Percentage of portfolio in
   adjustable rate loans                       81.08%             79.97%             72.00%              81.08%              72.00%
Non-performing assets
   to total assets                              0.06%              0.05%              0.14%               0.06%               0.14%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,852,000  $       1,755,000  $       1,347,000  $        1,852,000   $       1,347,000
Reverse
repurchase                           $        117,122  $         120,122  $         149,021  $          117,122   $         149,021
   agreements

DEPOSITS:
Retail deposits                      $      2,540,048  $       2,515,862  $       2,366,712  $        2,540,048   $       2,366,712
Wholesale deposits                            192,932            175,950            143,766             192,932             143,766
                                        --------------    ---------------    ---------------    ----------------     ---------------
                                     $      2,732,980  $       2,691,812  $       2,510,478  $        2,732,980   $       2,510,478
                                        ==============    ===============    ===============    ================     ===============


Net increase (decrease)              $         41,168  $          57,221  $         (16,689) $          175,554   $         (34,555)

AVERAGE INTEREST RATES:
Yield on loans                                  4.82%              4.90%              5.76%               4.90%                5.83%
Yield on investments                            2.63%              3.00%              3.48%               2.52%                3.88%
Yield on earning assets                         4.73%              4.83%              5.69%               4.82%                5.77%
Cost of deposits                                1.28%              1.29%              1.72%               1.29%                1.83%
Cost of borrowings                              2.61%              2.70%              3.44%               2.69%                3.52%
Cost of money                                   1.82%              1.86%              2.34%               1.87%                2.43%
Earnings spread                                 2.91%              2.97%              3.35%               2.95%                3.34%
Effective net spread                            3.02%              3.09%              3.49%               3.07%                3.49%


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